UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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StandardAero, Inc.

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Standard Aero STANDARDAERO, INC. 6710 NORTH SCOTTSDALE ROAD, SUITE 250 SCOTTSDALE, ARIZONA 85253 Your Vote Counts! STANDARDAERO, INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET V72838-P28881 You invested in STANDARDAERO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2025 10:00 am Eastern Time Virtually at: www.virtualshareholdermeeting.com/SARO2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified Nominees: 01) Peter J. Clare For 02) Russell Ford 03) Andrea Fischer Newman 2. Ratification of the appointment of PricewaterhouseCoopers LLP, United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Approval, on an advisory (non binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. Year 4. Approval, on an advisory (non binding) basis, of the compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72839-P28881